SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 26, 2002
                                                  ----------------

                               Indigo Energy, Inc.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)

          Delaware                    811-3584                 13-4105842
-----------------------------  ---------------------------  --------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

        535 Westgate Drive, Napa, California                    94558
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      (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (707) 254-9302
                                                    ---------------

Item 9.  Regulation FD Disclosure.
         -------------------------

   Pursuant to Form 8-K, General Instructions F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Indigo Energy, Inc.

                                   By:     /s/ Scott Kostiuk
                                          -------------------------------------
                                          Scott Kostiuk
                                          Secretary and Treasurer

Dated:  November 26, 2002

Exhibit 99


First Patent Issued to Indigo Energy

NAPA, California-November 26, 2002-Indigo Energy, Inc. (OTC BB: IEGY.OB) announced today the issuance of the company's first patent by the U.S. Patent and Trademark Office. Patent No. 6,486,627 covers flywheel charging system technology Indigo Energy expects to provide a substantial increase in efficiency, life and reliability over previous flywheel systems.

"This patent issuance marks a significant milestone in the company's development," said Dr. Chris Gabrys, President of Indigo Energy. "We are very pleased with the result and look forward to the progression of our technology pipeline with more than 45 other key technology patents also currently pending."

The full-text display of Patent No. 6,486,627 may be located on the U.S. Patent and Trademark Office web site using the following URL:
http://patft.uspto.gov/netacgi/nph-Parser?patentnumber=6486627

About Indigo Energy, Inc.

Indigo Energy (www.indigoenergyinc.com) is a development stage company working to commercialize new ultra-high reliability, long-life flywheel energy storage systems for the prevention of power interruptions. These uninterruptible power solutions are designed to be cost-effective and environmentally friendly alternatives to lead acid battery systems for critical power applications and alternative energy applications. The worldwide market for power quality systems in 2000 was $10-$12 billion and this market is projected to grow to $44 billion by 2005.

The foregoing press release includes "forward looking statements" within the meaning of, and made pursuant to, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company or events, or timing of events, relating to the Company to materially differ from those expressed or implied by such forward looking statements. Indigo Energy, Inc. refers interested parties to its Registration Statement No. 333-42026, as amended, and other SEC filings for a complete description of, and discussions about, Indigo Energy, Inc.

Contact:

Indigo Energy, Inc.
Secretary & Treasurer:
Scott Kostiuk, 707/254-9302
scottkostiuk@indigoenergyinc.com